Exhibit 99.3

January 2010

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Yearly Data

	Years Ended December 31,
	2009	2008	2007	2006	2005
Ratios (percent)
Return on assets	0.64	(1.85)	1.05	1.13	1.51
Return on average common equity	5.6	(23.0)	11.2	12.1	16.6
Average equity as a percent of average assets	11.36	8.78	9.35	9.32	9.06
Net interest margin (a)	3.32	3.54	3.36	3.06	3.23
Efficiency (a)	46.9	70.4	60.2	55.4	52.1
Net losses charged off as a percent of average loans and leases	3.20	3.23	0.61	0.44	0.45
Allowance for loan and lease losses as a percent of loans and leases	4.88	3.31	1.17	1.04	1.06
Allowance for credit losses as a percent of loans and leases	5.27	3.54	1.29	1.14	1.16
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	4.22	2.38	1.32	0.61	0.52
Allowance for loan and lease losses as a percent of nonperforming assets	108.08	112.44	88.06	169.62	206.03
Allowance for credit losses as a percent of nonperforming assets	116.56	120.30	96.99	186.33	225.33
Common Share Data
Earnings per share	$0.73	$(3.91)	$1.99	$2.13	$2.79
Earnings per diluted share	0.67	(3.91)	1.98	2.12	2.77
Cash dividends per common share	0.04	2.52	1.70	1.58	1.46
Book value per share	12.44	13.57	17.24	18.00	16.98
Common shares outstanding, excluding treasury	795,068,164	577,386,612	532,671,925	556,252,674	555,623,430
Market price per share:
High	$11.20	$28.58	$43.32	$41.57	$48.12
Low	1.01	6.32	24.82	35.86	35.04
Close	9.75	8.26	25.13	40.93	37.72
Supplemental Data
Common dividends declared ($ in millions)	$29	$413	$914	$880	$810
Full-time equivalent employees	20,998	21,476	21,683	21,362	21,681
Banking centers	1,309	1,307	1,227	1,150	1,119
ATMs	2,358	2,341	2,211	2,096	2,024

(a)	Presented on a fully taxable equivalent basis (“FTE”).

(b)	Excludes nonperforming assets held for sale.

Yearly Data

	Years Ended December 31,
	2009	2008	2007	2006	2005
Income Statement ($ in millions)
Interest income (FTE)	$4,687	$5,630	$6,051	$5,981	$5,026
Interest expense	1,314	2,094	3,018	3,082	2,030

Net interest income (FTE)	3,373	3,536	3,033	2,899	2,996
Provision for loan and lease losses	3,543	4,560	628	343	330
Noninterest income:
Service charges on deposits	632	641	579	517	522
Investment advisory revenue	299	353	382	367	358
Corporate banking revenue	399	444	367	318	299
Mortgage banking net revenue	553	199	133	155	174
Card and processing revenue	615	912	825	717	622
Gain on sale of processing business	1,758	—	—	—	—
Other noninterest income	479	1,275	154	299	360
Securities gains (losses), net	(10)	(86)	21	(364)	39
Securities gains, net - non-qualifying hedges on mortgage servicing rights	57	120	6	3	—

Total noninterest income	4,782	2,946	2,467	2,012	2,374
Noninterest expense:
Salaries, wages, and incentives	1,339	1,337	1,239	1,174	1,133
Employee benefits	311	278	278	292	283
Net occupancy expense	308	300	269	245	221
Technology and communications	181	191	169	141	142
Equipment expense	123	130	123	116	105
Card and processing expense	193	274	244	184	145
Other noninterest expense	1,564	2,328	989	763	772

Total noninterest expense	3,826	4,564	3,311	2,915	2,801

Income (loss) before income taxes and cumulative effect (FTE)	786	(2,642)	1,561	1,653	2,239
Taxable equivalent adjustment	19	22	24	26	31

Income (loss) before income taxes and cumulative effect	767	(2,664)	1,537	1,627	2,208
Applicable income taxes	30	(551)	461	443	659

Income (loss) before cumulative effect	737	(2,113)	1,076	1,184	1,549
Cumulative effect of change in accounting principle, net of tax	—	—	—	4	—

Net income (loss)	$737	$(2,113)	$1,076	$1,188	$1,549
Dividend on Preferred Stock	226	67	1	—	1

Net income (loss) available to common shareholders	$511	$(2,180)	$1,075	$1,188	$1,548

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,428	$11,924	$8,924	$8,625	$8,209
Tier II capital	4,207	4,722	2,809	2,760	2,031

Total risk-based capital	$17,635	$16,646	$11,733	$11,385	$10,240

Risk-weighted assets	$100,862	$112,622	$115,529	$102,823	$98,293

Tier I capital ratio	13.31%	10.59%	7.72%	8.39%	8.35%
Total risk-based capital ratio	17.48%	14.78%	10.16%	11.07%	10.42%
Tier I leverage ratio	12.43%	10.27%	8.50%	8.44%	8.08%
Tier I common equity ratio	7.00%	4.37%	5.72%	8.22%	8.17%

(a)	2009 regulatory capital data and ratios are estimated.

Yearly Data

	Years Ended December 31,
	2009	2008	2007	2006	2005
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,318	$2,739	$2,660	$2,705	$3,070
Available-for-sale securities	18,213	12,728	10,677	11,053	21,924
Held-to-maturity securities	355	360	355	356	389
Trading securities	355	1,191	171	187	117
Other short-term investments	3,369	3,578	620	841	166

Total cash and securities	24,610	20,596	14,483	15,142	25,666
Loans held for sale	2,067	1,452	4,329	1,150	1,304
Portfolio loans and leases	76,779	84,143	80,253	74,353	69,925

Total loans and leases	78,846	85,595	84,582	75,503	71,229
Allowance for loan and lease losses	(3,749)	(2,787)	(937)	(771)	(744)
Bank premises and equipment	2,400	2,494	2,223	1,940	1,726
Operating lease equipment	499	463	353	202	143
Goodwill	2,417	2,624	2,470	2,193	2,169
Intangible assets	106	168	147	166	208
Servicing rights	700	499	618	524	441
Other real estate owned	300	231	159	88	54
Other assets	7,251	9,881	9,087	7,622	6,059

Total assets	$113,380	$119,764	$110,962	$100,669	$105,225

Liabilities
Deposits:
Demand	$19,411	$15,287	$14,404	$14,331	$14,609
Interest checking	19,935	14,222	15,254	15,993	18,282
Savings	17,898	16,063	15,635	13,181	11,276
Money market	4,431	4,689	6,521	6,584	6,129
Foreign Office	2,454	2,144	2,572	1,353	421
Other time	12,466	14,350	11,440	10,987	9,313
Certificates - $100,000 and over	7,700	11,851	6,738	6,628	4,343
Other foreign office	10	7	2,881	323	3,061

Total deposits	84,305	78,613	75,445	69,380	67,434
Federal funds purchased	182	287	4,427	1,421	5,323
Other short-term borrowings	1,415	9,959	4,747	2,796	4,246
Other liabilities	3,474	5,243	4,325	4,492	3,549
Long-term debt	10,507	13,585	12,857	12,558	15,227

Total liabilities	99,883	107,687	101,801	90,647	95,779

Shareholders’ Equity
Common and preferred equity	13,457	12,208	11,496	11,433	11,138
Net unrealized gains (losses):
Available-for-sale securities	216	115	(93)	(119)	(395)
Qualifying cash flow hedges	105	88	24	(1)	(13)
Accumulated other comprehensive income related to employee benefit plans	(80)	(105)	(57)	(59)	(5)
Treasury stock, at cost	(201)	(229)	(2,209)	(1,232)	(1,279)

Total shareholders’ equity	13,497	12,077	9,161	10,022	9,446

Total liabilities & shareholders’ equity	$113,380	$119,764	$110,962	$100,669	$105,225

Share Data
Preferred shares outstanding	152,771	180,620	9,250	9,250	9,250
Common shares outstanding, excluding treasury	795,068,164	577,386,612	532,671,925	556,252,674	555,623,430
Treasury shares held	6,436,023	6,040,492	50,755,179	27,174,430	27,803,674

Yearly Data

	Years Ended December 31,
	2009	2008	2007	2006	2005
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$83,391	$85,835	$78,348	$73,493	$67,737
Taxable securities	16,861	13,082	11,131	20,306	24,017
Tax exempt securities	239	342	499	604	789
Other short-term investments	1,035	621	404	410	201

Total interest-earning assets	101,526	99,880	90,382	94,813	92,744
Cash and due from banks	2,329	2,490	2,275	2,463	2,750
Other assets	14,266	13,411	10,613	8,713	8,102
Allowance for loan and lease losses	(3,265)	(1,485)	(793)	(751)	(720)

Total assets	$114,856	$114,296	$102,477	$105,238	$102,876

Liabilities
Interest-bearing liabilities:
Interest checking	$15,070	$14,191	$14,820	$16,650	$18,884
Savings	16,875	16,192	14,836	12,189	10,007
Money market	4,320	6,127	6,308	6,366	5,170
Foreign office	2,108	2,153	1,762	732	248
Other time	14,103	11,135	10,778	10,500	8,491
Certificates - $100,000 and over	10,367	9,532	6,466	5,795	4,001
Other foreign office	157	2,066	1,393	2,979	3,719
Federal funds purchased	517	2,975	3,646	4,148	4,225
Short-term borrowings	6,463	7,785	3,244	8,670	9,511
Long-term debt	11,035	13,903	12,505	14,247	16,384

Total interest-bearing liabilities	81,015	86,059	75,758	78,128	76,415
Demand deposits	16,862	14,017	13,261	13,741	13,868
Other liabilities	3,926	4,182	3,876	3,558	3,276

Total liabilities	101,803	104,258	92,894	95,427	93,559
Shareholders’ equity	13,053	10,038	9,583	9,811	9,317

Total liabilities & shareholders’ equity	$114,856	$114,296	$102,477	$105,238	$102,876

Average loans and leases (excluding held for sale)	$80,681	$83,895	$76,033	$72,447	$66,685
Average common shares outstanding:
Basic	696,452,466	553,112,898	537,669,793	554,983,021	554,410,581
Diluted	726,508,263	553,112,898	540,118,386	557,493,607	558,442,819

Yearly Data

	Years Ended December 31,
	2009	2008	2007	2006	2005
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$25,687	$29,220	$26,079	$20,831	$19,377
Commercial mortgage	11,936	12,952	11,967	10,405	9,188
Commercial construction	3,871	5,114	5,561	6,168	6,342
Commercial leases	3,535	3,666	3,737	3,841	3,698

Subtotal - commercial	45,029	50,952	47,344	41,245	38,605
Consumer:
Residential mortgage	9,845	10,292	11,433	9,905	8,991
Home equity	12,174	12,752	11,874	12,154	11,805
Automobile loans	8,995	8,594	11,183	10,028	9,396
Credit card	1,990	1,811	1,591	1,004	788
Other consumer loans and leases	813	1,198	1,157	1,167	1,644

Subtotal - consumer	33,817	34,647	37,238	34,258	32,624

Total loans and leases	$78,846	$85,599	$84,582	$75,503	$71,229

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$27,556	$28,426	$22,351	$20,504	$18,310
Commercial mortgage	12,511	12,776	11,078	9,797	8,923
Commercial construction	4,638	5,846	5,661	6,015	5,525
Commercial leases	3,543	3,680	3,683	3,730	3,495

Subtotal - commercial	48,248	50,728	42,773	40,046	36,253
Consumer:
Residential mortgage	10,886	10,993	10,489	9,574	8,982
Home equity	12,534	12,269	11,887	12,070	11,229
Automobile loans	8,807	8,925	10,704	9,570	8,650
Credit card	1,907	1,708	1,276	838	728
Other consumer loans and leases	1,009	1,213	1,219	1,394	1,897

Subtotal - consumer	35,143	35,108	35,575	33,446	31,486

Total average loans and leases	$83,391	$85,836	$78,348	$73,492	$67,739

Asset Quality ($ in millions)
Nonaccrual loans and leases	$2,642	$1,696	$813	$352	$294
Nonaccrual loans held for sale	220	473	—	—	—
Restructured loans - commercial (non accrual) held for sale	4	—	—	—	—
Restructured loans and leases (non accrual) portfolio	305	80	80	—	—
Other assets, including other real estate owned	297	230	171	103	67

Total nonperforming assets	$3,468	$2,479	$1,064	$455	$361

Ninety days past due loans and leases	$567	$662	$491	$210	$155

Nonperforming Loans ($ in millions) (non-accrual plus renegotiated)
Commercial mortgage	$1,035	715	243	84	$51
Commercial construction loans	741	578	249	54	31
Commercial loans and leases	840	586	180	133	146
Consumer mortgage and construction	412	279	121	38	30
Other consumer loans and leases	144	91	100	43	36

Total nonperforming loans	$3,172	$2,249	$893	$352	$294

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(2,719)	$(2,792)	$(544)	$(408)	$(373)
Recoveries	138	82	81	92	74

Net losses charged off	$(2,581)	$(2,710)	$(463)	$(316)	$(299)